                                 THIRD AMENDMENT


         THIS THIRD AMENDMENT (this "AMENDMENT") dated as of July 13, 2001 is entered into among U.S. PLASTIC LUMBER CORP., a Nevada corporation (the "COMPANY"), the financial institutions listed on the signature pages hereof (collectively, the "BANKS") and Bank of America, N.A., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                              W I T N E S S E T H:
                              - - - - - - - - - -


         WHEREAS, the Company, the Banks and the Administrative Agent are parties to a Credit Agreement dated as of June 30, 2000 (as previously amended, the "EXISTING CREDIT AGREEMENT" and, as amended and modified by this Amendment, the "AMENDED CREDIT AGREEMENT"); and

         WHEREAS, the parties hereto desire to amend the Existing Credit Agreement in certain respects as hereinafter set forth;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1 DEFINED TERMS. Terms defined in the Existing Credit Agreement and not otherwise defined herein are used herein as therein defined.

         SECTION 2 AMENDMENTS TO EXISTING CREDIT AGREEMENT. Effective on the Amendment Effective Date (as defined below), the Existing Credit Agreement is amended as set forth in this SECTION 2.

         2.1 AMENDMENT OF DEFINITION OF BORROWING BASE. The last sentence of the definition of "Borrowing Base" is amended in its entirety to read as follows:

                  "For purposes of the foregoing, the AR Cap Percentage means 100% prior to September 30, 2001, and 50% thereafter."

         2.2 ADDITIONAL MANDATORY PREPAYMENT. The following Section 6.4 is added to the Credit Agreement in appropriate alphabetical sequence:

                  "6.4 MANDATORY PREPAYMENT FROM QUAKERTOWN PROCEEDS. (a) In addition to the prepayments required by the other provisions



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


                  of this SECTION 6, concurrently with the receipt by the Company or any Subsidiary of any Quakertown Proceeds, the Company shall prepay Loans in an amount (rounded down, if necessary, to an integral multiple of $100,000) equal to a to-be-agreed-upon percentage of the excess of all Quakertown Proceeds received by the Company since July 10, 2001 over all Quakertown Proceeds previously applied to prepay Loans pursuant to this SECTION 6.4. For purposes of the foregoing, "Quakertown Proceeds" means the cash proceeds of any claim against the Pennsylvania Department of Environmental Protection in connection with the Quakertown Foundry Waste Remediation project in Quakerstown, Pennsylvania, net of the costs (including reasonable attorneys' fees) of collecting such claims. The Company and the Banks agree that they will negotiate in good faith to determine the to-be-agreed- upon percentage referred to above (and, in the absence of agreement after such negotiations, such percentage shall be determined by the Required Banks acting reasonably and in good faith).

                  (b) All prepayments pursuant to this SECTION 6.4 shall be applied to the remaining installments of the Term Loans in the inverse order of the maturity of such installments."

         2.3 ADDITION OF COVENANTS. The following Sections 10.24 and 10.25 are added to the Credit Agreement in proper numerical sequence:

                  "10.24 CONTINUED RETENTION OF FINANCIAL ADVISOR. Continue to retain Conway MacKenzie & Dunleavy, or another firm reasonably satisfactory to the Required Banks, as a financial advisor to the Company and its Subsidiaries with responsibilities reasonably satisfactory to the Required Banks.

                  10.25 PAYMENT OF FEES. Not later than each of the first and second monthly anniversaries of the effective date of the Third Amendment to this Agreement, pay 1/3 of the legal fees and charges of counsel to the Administrative Agent which were outstanding as of such effective date (so that all such fees and charges are paid no later the two months after such effective date); and not later than 45 days after the receipt of an invoice therefor, pay all other legal fees and charges of counsel to the Administrative Agent."

         SECTION 3 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Banks and the Administrative Agent that:


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         3.1 AUTHORIZATION; NO CONFLICT. The execution and delivery by the
Company of this Amendment and the performance by the Company of its obligations under the Amended Credit Agreement are duly authorized by all necessary corporate action, do not require any filing or registration with or approval or consent of any governmental agency or authority, do not and will not conflict with, result in any violation of, or constitute any default under any provision of the certificate of incorporation or by-laws of the Company or any of its Subsidiaries or any material agreement or other document binding upon or applicable to the Company or any of its Subsidiaries (or any of their respective properties) or any material law or governmental regulation or court decree or order applicable to the Company or any of its Subsidiaries, and will not result in or require the creation or imposition of any Lien in any of the properties of the Company or any of its Subsidiaries pursuant to the provisions of any agreement binding upon or applicable to the Company or any of its Subsidiaries.

         3.2 DUE EXECUTION; ENFORCEABILITY. This Amendment has been duly executed and delivered by the Company and, together with the Amended Credit Agreement, is a legal, valid and binding obligation of the Company, enforceable in accordance with its terms subject, as to enforcement only, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of the rights of creditors generally and to general principles of equity (regardless of whether enforcement is sought in equity or at law).

         3.3 REAFFIRMATION OF WARRANTIES. The warranties contained in Section 9 of the Existing Credit Agreement are true and correct on the date of this Amendment, except to the extent that such warranties (a) solely relate to an earlier date or (b) are changed by circumstances or events that do not constitute a breach of the covenants set forth in Section 10 of the Amended Credit Agreement.

         SECTION 4 CONDITIONS PRECEDENT. This Amendment shall become effective as of the date hereof upon satisfaction of all of the following conditions (such date is herein called the "AMENDMENT EFFECTIVE DATE"):

         4.1 RECEIPT OF COUNTERPARTS. The Administrative Agent shall have received counterpart originals of this Amendment, duly executed by the Company, the Required Banks and the Administrative Agent. For purposes hereof, a facsimile executed copy shall be treated as an original.

         4.2 PAYMENT OF LEGAL FEES. The Company shall have paid 1/3 of the outstanding amount of all fees and charges of counsel to the Administrative Agent.

         4.3 EXECUTION OF LETTER AGREEMENT. The Administrative Agent shall have received counterpart originals of an amendment to the letter agreement referred to in Section 12.1.13 of the Existing Credit Agreement.



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         4.4 OTHER CONDITIONS. The following further conditions precedent shall have been satisfied:

                  (a) NO DEFAULT. No Event of Default or Unmeasured Event of Default shall have occurred and be continuing.

                  (b) CERTIFICATE. The Administrative Agent shall have received a certificate, dated such date as shall be acceptable to the Administrative Agent and signed by the president or a vice president of the Company, substantially in the form of ATTACHMENT A to this Amendment, as to the matters set forth in SECTIONS 4.3 and 4.2(A).

         SECTION 5 MISCELLANEOUS.

         5.1 EXPENSES. The Company agrees to pay on demand all reasonable costs and expenses of the Administrative Agent (including fees, charges and expenses of counsel for the Administrative Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this
SECTION 5.2 shall survive any termination of this Amendment and the Amended Credit Agreement.

         5.2 CAPTIONS. Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

         5.3 GOVERNING LAW. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. Wherever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Amendment shall be prohibited by or invalid under such laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         5.4 COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered (including by facsimile), shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

         5.5 REFERENCES TO CREDIT AGREEMENT. Except as herein amended, the Existing Credit Agreement shall remain in full force and effect and is hereby ratified in all respects. On and after the effectiveness of the amendment to the Existing Credit Agreement accomplished hereby, each reference in the Amended Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Existing Credit Agreement in any



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



Note and in any other agreement, document or other instrument executed and delivered pursuant to the Amended Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

         5.6 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties hereto and the successors and assigns of the Administrative Agent and the Banks. Notwithstanding the foregoing, the Company shall not assign its rights or duties hereunder without the consent of the Administrative Agent and the Banks.

         5.7 SALE OF CLEAN EARTH OF NORTH JERSEY. Notwithstanding the existing provisions of the Credit Agreement with respect to the application of Net Cash Proceeds from Asset Sales, if any Asset Sale includes all or substantially all of the stock or assets of Clean Earth of North Jersey, Inc., the Required Banks agree that they will negotiate in good faith with the Company to determine the percentage of the Net Cash Proceeds of the sale of such stock or assets which are to be applied to prepay the Loans, whether any such prepayment shall be applied to pay Revolving Loans or Term Loans, whether any such prepayment of Revolving Loans shall result in a corresponding reduction in the Revolving Commitment Amount, and the manner in which any such prepayment of Term Loans shall be applied to the remaining installments of principal of the Term Loans.(and, in the absence of agreement after such negotiations, such matters shall be determined by the Required Banks acting reasonably and in good faith).

         Delivered at Chicago, Illinois, as of the day and year first above written.

                         U.S. PLASTIC LUMBER CORP.


                         By
                           ----------------------------------------------------
                         Print Name:
                                    -------------------------------------------
                         Title:
                               ------------------------------------------------


                         BANK OF AMERICA, N.A., as Administrative
                         Agent

                         By
                           ----------------------------------------------------
                         Print Name:
                                    -------------------------------------------
                         Title:
                               ------------------------------------------------

BANKS                         BANK OF AMERICA, N.A., as Issuing Bank and
-----                         Swing Line Bank

                              By
                                -----------------------------------------------
                              Print Name:
                                         --------------------------------------
                              Title:
                                    -------------------------------------------


                              LASALLE BANK NATIONAL ASSOCIATION, as
                              a Bank

                              By
                                -----------------------------------------------
                              Print Name:
                                         --------------------------------------
                              Title:
                                    -------------------------------------------


                              UNION PLANTERS BANK, as a Bank


                              By
                                -----------------------------------------------
                              Print Name:
                                         --------------------------------------
                              Title:
                                    -------------------------------------------

                                    EXHIBIT A

                            U.S. PLASTIC LUMBER CORP.

                         [Vice] President's Certificate

TO: The Administrative Agent and the Banks which are parties to the Third Amendment (the "Amendment") to the Credit Agreement with U.S. Plastic Lumber Corp.


         The undersigned, ___________________________________ , [Vice] President
of U.S. Plastic Lumber Corp. (the "COMPANY"), hereby certifies on behalf of the Company that:

         (a) The representations and warranties of the Company contained in the Amendment and the Credit Agreement are as true and correct at and as of the date hereof as though made on and as of the date hereof except to the extent that such warranties solely relate to an earlier date or are changed by circumstances or events that do not constitute a breach of the covenants set forth in Section 10 of the Amended Credit Agreement.

         (b) As of the date hereof, no Event of Default or Unmatured Event of Default exists.

         Capitalized terms used but not defined herein have the respective meanings given thereto in the Amendment.

         IN WITNESS WHEREOF, I have executed this certificate as of the day of July, 2001.

                              U.S. PLASTIC LUMBER CORP.


                              By:
                                 ----------------------------------------------
                              Name Printed:
                                           ------------------------------------
                                                        [Vice] President


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